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                           DATA DISTRIBUTION AGREEMENT

                            CONTRACT AMENDMENT NO. 2

         In accordance with Section 13.10 of the Agreement between Newgen Results Corporation ("Newgen") and Data Based Advertising, Inc. ("DBA"), as assigned in accordance with the Agreement to DBA by Universal Computer Services, Inc., Universal Computer Consulting, Ltd, and Ford Dealer Computer Services, Inc. on May 22, 1996, (hereinafter referred to as "Supplier"), dated May 15, 1996, the parties hereby agree to amend the provisions of the Agreement as follows:

1. Newgen acknowledges that Ford Dealer Computer Services, Inc. n/k/a Dealer Computer Services, Inc. and Universal Computer Services, Inc., and Universal Computer Consulting, Ltd., in accordance with Section 13.4, assigned all of their respective rights, titles, duties, and interests in this Agreement to Data Based Advertising, Inc. on May 22, 1996. As such, wherever "Supplier" is referred to throughout this Agreement, it shall be defined to be Data Based Advertising, Inc.

2. The parties agree that wherever "FDCS" or "Ford Dealer Computer Services, Inc." is referred to throughout this Agreement, it shall be changed to "DCS" or "Dealer Computer Services, Inc."

3.       Replace the third recital with:
         "WHEREAS, Newgen desires to obtain Dealer-defined pay type repair order information and sold vehicle information, in internet file format, from the UCS In-house Computer System or DCS In-Dealership Computer System of participating dealers;"

4.       Replace Section 1.5 with:
         "DEALER DATA - The Dealer-defined pay type repair order information, the sold vehicle information contained on Dealer's Computer System which Dealer has licensed to Supplier for the purposes described in this Agreement."

5.       Replace Section 1.7 with:
         "NEWGEN'S REVENUE - The monthly gross revenue Newgen generates from all services and products Newgen provides to Dealers and other entities each month, including, but not limited to, any special charges or surcharges, which were derived from or used the Dealer Data provided to Newgen by Supplier, and all CSI-related services Newgen invoices to Dealers."

6.       Replace3 Section 3.1 with:
         "DEALER DATA COPIES. Supplier will provide Newgen with internet files of the Dealer Data collected from each Dealer's Computer System on a daily basis for all Dealers. Supplier will provide the Dealer Data in the format specified in Exhibit B. `Daily basis' shall mean five (5) days per week, Monday through Friday, excluding holidays."

7. Newgen agrees to pay a one-time charge of $5,480.00 to Supplier for the creation of the software program(s) necessary to include the daily extraction of records on the Dealer Data files.

8. Section 5.3 of the Agreement is hereby replaced in its entirety with the following:

         "DEALER DATA CHARGE FOR RECURRING DATA. Newgen agrees to pay Supplier a charge for recurring Dealer-defined pay type repair orders, newly sold vehicle files, and newly serviced vehicle files. The charge shall be based on the number of Dealers and Newgen's Revenue, as defined in
         Section 1.7, during that monthly. The charge shall be as follows:

          # OF DEALERS             CHARGE
          ------------             ------
          1 to 100                 15.75% of Newgen's Revenue for each Dealer
          101 to 200               15.00% of Newgen's Revenue for each Dealer
          201 to 300               14.25% of Newgen's Revenue for each Dealer
          301 or more              13.75% of Newgen's Revenue for each Dealer


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                  (for example, if there are 150 Dealers, the Dealer Data Charge would be 15.00% of Newgen's revenue for each Dealer)

         For new Dealers who start after the first of the month, Newgen will be charged in accordance with this Section 5.3 based on Newgen's Revenue received by Newgen from that new Dealer for the partial month.

9. Newgen, hereby, agrees that the data sent to Newgen by Supplier pursuant to this Agreement will not be used by Newgen, or any affiliate, subsidiary, or other related business entity, to create any products that directly compete with any product currently sold, licensed, or provided by Supplier, Universal Computer Consulting, Ltd., Universal Computer Services, Inc. or Dealer Computer Services, Inc.

10. Section 13.6, change "Universal Computer Services, Inc." to "Data Based Advertising, Inc."

11. Wherever in Exhibit B, except for paragraph 4 of Exhibit B, the word "tape' is used, it is hereby replaced with the words, "internet file".

12. Newgen agrees that neither Newgen, nor any representative, agent, person or entity under Newgen's control will distribute or sell the Dealer Data to any third party.






         This amendment in no way changes, terminates, or waives any other provision of this Agreement.

Data Based Advertising, Inc.                 Newgen Results Corporation
6700 Hollister                               12680 High Bluff Drive, Suite 300
Houston, TX  77040                           San Diego, CA  92130

By:      /S/ DAN AGAN                        By:      /S/ SAM SIMKIN
    -------------------------------              -----------------------------
Name:      DAN AGAN                          Name:      SAM SIMKIN
      -----------------------------                ---------------------------
Title:  SR. VICE PRESIDENT                   Title:  SR. VICE PRESIDENT, C.F.O.
       ----------------------------                 ---------------------------
Date:   08/29/00                             Date:   08/21/00
       ----------------------------                 ---------------------------

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